Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2004, of INVESTools Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul A. Helbling, certify that, to the best of my knowledge, the Report fairly presents, in all material respects, the financial condition and results of operations of the Company and that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

/s/ PAUL A. HELBLING
Paul A. Helbling
Chief Financial Officer
November 8, 2004